CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 8 to the registration statement on Form N-4 (the “Registration Statement”) of our report dated April 28, 2016, relating to the financial statements of Variable Separate Account, which appears in the Post-Effective Amendment No. 6 to the registration statement on Form N-4 (File No. 333- 185778). We also consent to the incorporation by reference in this Registration Statement of our report dated April 28, 2016, relating to the consolidated financial statements of American General Life Insurance Company, which appears in the Post-Effective Amendment No. 6 to the registration statement on Form N-4 (File No. 333- 185778). We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
December 13, 2016